Stockholders’ Equity	12 Months Ended
Dec. 31, 2022
Stockholders' Equity Note [Abstract]
Stockholders’ Equity

Note 14 — Stockholders’ Equity

Ordinary Shares and Preferred Shares

The Company is authorized to issue (i) 450,000,000 ordinary shares, $0.0001 par value per share, divided into 300,000,000 Class A ordinary shares and 150,000,000 Class B ordinary shares, and (ii) 50,000,000 preferred shares, $0.0001 par value per share. As of June 16, 2020, subsequent to the closing of the Business Combination, there were 17,399,176 ordinary shares outstanding, including 7,647,962 Class A ordinary shares and 9,751,214 Class B ordinary shares, and no preferred shares outstanding.

The shareholders of Class A and Class B ordinary shares have the same rights except for the voting and conversion rights. Each Class A ordinary share is entitled to one vote, and is not convertible into Class B ordinary share under any circumstance; and each Class B ordinary share is entitled to ten votes, and is convertible into one Class A ordinary share at any time by the holder thereof, subject to adjustments for any subdivision or combination. On February 16, 2022 and January 13, 2023, the Company held General Meetings of Shareholders that approved the increase by the number of votes attached to Class B Ordinary Shares from ten (10) votes per Class B Ordinary Share to twenty five (25) votes per Class B Ordinary Share, and from twenty five (25) votes per Class B Ordinary Share to one hundred (100) votes per Class B Ordinary Share, respectively.

A total of 1,486,504 and 2,450,000 Class A ordinary shares, represented by ADSs were issued in March 2021 and March 2022, respectively, in connection with 2020 Share Incentive Plan (as discussed in Note 15).

As of December 31, 2022 and 2021, there was an aggregate of 48,761,596 and 29,677,969 Class A ordinary shares issued and outstanding, respectively; and an aggregate of 9,843,096 Class B ordinary shares issued and outstanding each. Due to the failure in meeting the Net Income Targets for the years ended December 31, 2022 and 2021, the Earnout Escrow Shares were to be forfeited.

As of December 31, 2022 and 2021, there was an aggregate of nil and 6,500 Series A preferred shares issued and outstanding, and an aggregate of nil and 4,000 Series B preferred shares issued and outstanding, respectively.

August 2020 Private Placement

On August 1, 2020, the Company entered into a securities purchase agreement (as amended on September 29, 2020, and later amended and restated on October 19, 2020) with three investors (collectively, the “Investors”). Two tranches of transactions contemplated under the agreement were closed on August 3 and November 13, 2020, respectively. As a result, an aggregate of 1,500,000 ADSs and 1,500,000 warrants to purchase an aggregate of 1,500,000 of the Company’s ADS at US$3.00 per ADS (the “August 2020 PIPE Warrants”) were issued at US$2.00 per ADS for an aggregate purchase price of US$3 million, and an aggregate of 150,000 ADSs were issued as origination fee. Issuance costs of approximately $469,000 were recorded as a charge to additional paid-in capital, including legal and accounting fees. In accordance with ASC 815-40, Derivatives and Hedging — Contracts in Entity’s Own Equity, warrants are classified within stockholders’ equity as “additional paid in capital” upon their issuance. The proceeds were allocated to ordinary shares and private investment in public equity warrants (“PIPE Warrants”) on the relative fair value of the securities in accordance with ASC 470-20-30. In aggregate, the net proceeds to the Company were approximately $2,531,000 classified within stockholders’ equity, including a subscription receivable of $508,750 classified in the other receivables in the consolidated balance sheets as of December 31, 2020 which was received in January 2021.

Such warrants shall be exercisable for a period of three years from the issuance date. Exercise price is subject to adjustments in case of reorganization, consolidation, merger etc. and in case of stock purchase rights in the subsequent two-year period at a price per share less than the exercise price as stated in the securities purchase agreement.

The exercise price of PIPE Warrants was adjusted to $2.00 per share as a result of January 2021 Call Options as discussed below, and adjusted a second time to $1.75 per share as a result of December 2021 Series B Convertible Preferred Shares. In accordance with ASC 260-10-25-1, when a down round feature is triggered, the Company recognized the effect of the down round feature in an aggregate of $278,000 and $16,000, respectively, and the effect was treated as a dividend and a reduction to income available to ordinary shareholders in the basic EPS calculation for the year ended December 31, 2021.

For the year ended December 31, 2021, 770,833 Class A ordinary shares, as represented by ADSs were issued for the aggregate proceeds of approximately $1.5 million, as a result of investors’ exercise of August 2020 PIPE Warrants.

Share Subscription Agreement with Yun Tian

On December 19, 2020, the Company entered into a private placement share subscription agreement (the “Share Subscription Agreement”) with Yun Tian Investment Limited (“Yun Tian”). Yun Tian subscribes for an aggregate of not more than 4,540,000 Class A ordinary shares (the “Subscription Shares”) by tranches at a subscription price of $2.2 per share before June 30, 2021.

For the six months ended June 30, 2021, the Company received subscription price in an aggregate of $0.8 million from Yun Tian, and the related Subscription Shares of 353,623 Class A shares were issued. The Share Subscription Agreement is automatically terminated at June 30, 2021.

January 2021 Call Options

On January 6, 2021, the Company entered into a binding strategic cooperation framework agreement (the “Strategic Cooperation Agreement”) with Mr. Yao Yongjie (“Mr. Yao”) and engaged Mr. Yao as the chief technical adviser to provide technical advice and consultancy service in blockchain industry. The Company grants to Mr. Yao options (the “Call Options”) to subscribe for 6 million Class A ordinary shares, represented by ADSs at a price fixed at US$2 per share. Within 24 months of the signing of the Strategic Cooperation Agreement, Mr. Yao may exercise the right to subscribe for such shares by tranches if the following conditions are met:

(i)	if the closing price of the shares in the Company exceeds US$3 per share for 3 consecutive trading days, Mr. Yao may exercise 2 million call options;

(ii)	if the closing price of the shares in the Company exceeds US$5 per share for 3 consecutive trading days, Mr. Yao may exercise 2 million call options;

(iii)	if the closing price of the shares in the Company exceeds US$7.50 per share for 3 consecutive trading days, Mr. Yao may exercise 2 million call options.

The Company estimated the fair value of the call options at $0.47, $0.33 and 0.16 per share for three tranches, respectively on the date of grant using Binomial Option Pricing Model applying an expected term of 2 years, a stock price of $1.94 per share, volatility of 51.69%, a risk free rate of 0.21% and an expected dividend yield of 0%. The aggregate fair value of the Call Options of $1,909,000 is recognized as stock-based compensation expense over the requisite service period which is five-year period from the date thereof.

For the years ended December 31, 2022 and 2021, an aggregate of $382,000 each was recognized in expenses included in the consolidated statements of operations for the service provided. For the year ended December 31, 2021, 2,000,000 Class A ordinary shares, as represented by ADSs were issued for the aggregate proceeds of $4.0 million, as a result of exercise of Call Options. As of December 31, 2022, an aggregate of 4 million Call Options are outstanding, among which 2 million are vested and exercisable and the remaining 2 million are nonvested.